UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 12, 2005
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)

California	1-2609	94-323914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400 San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)

415-267-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 – Entry Into a Material Definitive Agreement

 Amendment to PG&E Corporation Credit Agreement

           On
April 12, 2005, PG&E Corporation entered into an amendment to its unsecured $200 million revolving credit agreement with BNP Paribas, as administrative agent and a lender,
Deutsche Bank Securities, Inc., as syndication agent and a lender,
ABN Amro Bank, N.V., Goldman Sachs Credit Partners L.P., and Union
Bank of California, N.A., as documentation agents and lenders, and the following other lenders: Barclays Bank PLC, Citicorp USA, Inc.,
Deutsche Bank AG New York Branch, JP Morgan Chase Bank, N.A.,
Lehman Brothers Bank, FSB, Morgan Stanley Bank, Royal Bank of
Canada, The Bank of Nova Scotia, KBC Bank N.V., and The Bank of New
York.  The credit facility will be used for working capital
purposes.  PG&E Corporation has not made any borrowings or
issued any letters of credit under the credit facility.

            The
amendment extends the term of the credit facility from three years to five years, with all amounts due and payable on December 10,
2009.  The amendment also adds a new level to the credit
facility pricing grid, providing that the applicable margin for
Eurodollar loans will be 0.50%, the applicable margin for base rate loans will be 0.00%, and the facility fee rate will be 0.15%, if
PG&E Corporation’s subsidiary, Pacific Gas and Electric
Company (“Utility”), is rated at least BBB+ by Standard
& Poor’s Ratings Services and Baa1 by Moody’s
Investors Services.  The substantial majority of changes were made to conform the covenants, representations and events of default of the credit agreement to those in the Utility’s $1 billion revolving credit agreement entered into on April 8, 2005
(the “New Credit Agreement”).  PG&E
Corporation paid an amendment fee of $150,000 in connection with these changes.

            The
lenders and agents under the amendment to PG&E
Corporation’s $200 million credit agreement and the New
Credit Agreement and their affiliates have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking and other advisory services to the
Utility and PG&E Corporation.  These parties have
received, and may in the future receive, customary compensation from the Utility and PG&E Corporation for such services.

Item 2.03 – Creation of a Direct Financial Obligation
or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant

            The
information set forth above in Item 1.01 regarding the amendment to
PG&E Corporation’s $200 million revolving credit
agreement is hereby incorporated into Item 2.03(a) by
reference.

 SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

 PG&E CORPORATION

 By:

 Christopher P.
  Johns

 Christopher P. Johns
 Senior Vice President, Chief
 Financial Officer and Controller

Dated:  April 12, 2005